                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 15, 2001



                           MUTUAL RISK MANAGEMENT LTD.

               (Exact Name of Registrant as Specified in Charter)

           Bermuda                          1-10760            Not Applicable
(State or Other Jurisdiction              (Commission          (IRS Employer
of Incorporation)                         File Number)       Identification No.)


                                44 Church Street

                             Hamilton HM 12 Bermuda

                    (Address of Principal Executive Offices)

                                 (441) 295-5688

               Registrant's telephone number, including area code

         This Current Report on Form 8-K is filed by Mutual Risk Management Ltd., a Bermuda corporation ("MRM"), in connection with the matters described herein.

Item 5. Other Events.

        On February 15, 2001, MRM issued a press release reporting its operating results for Fourth Quarter and Full Year 2000, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.
       --------

99.1   Press Release, dated February 15, 2001, issued by Mutual Risk Management
       Ltd.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 15, 2001               Mutual Risk Management Ltd.


                                         By: /s/ Robert A. Mulderig
                                            ------------------------------------
                                            Robert A. Mulderig
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1    Press Release, dated February 15, 2001, issued by Mutual Risk Management
        Ltd.